UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	May 18, 2017

Marsh & McLennan Companies, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-5998	36-2668272
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1166 Avenue of the Americas, New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 345-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Marsh & McLennan Companies, Inc. (the “Company”) was held on May 18, 2017. Represented at the meeting were 457,917,423 shares, or 88.85%, of the Company’s 515,334,255 shares of common stock outstanding and entitled to vote at the meeting. Set forth below are the final voting results for the actions taken by the stockholders at the meeting.

1.    The Company’s stockholders elected the twelve (12) director nominees named below to a one-year term expiring at the 2018 annual meeting or until their successors are elected and qualified, with each receiving the following votes:

Director Nominee	Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes
Anthony K. Anderson	420,425,635	2,581,343	561,648	34,348,797
Oscar Fanjul	417,407,983	5,596,502	564,141	34,348,797
Daniel S. Glaser	422,217,997	929,068	421,561	34,348,797
H. Edward Hanway	422,060,599	969,352	538,675	34,348,797
Deborah C. Hopkins	421,809,720	1,259,260	499,646	34,348,797
Elaine La Roche	421,028,810	2,031,700	508,116	34,348,797
Steven A. Mills	421,514,702	1,444,524	609,400	34,348,797
Bruce P. Nolop	422,149,117	872,975	546,534	34,348,797
Marc D. Oken	417,493,986	5,209,555	865,085	34,348,797
Morton O. Schapiro	414,038,936	8,446,058	1,083,632	34,348,797
Lloyd M. Yates	422,265,646	741,940	561,040	34,348,797
R. David Yost	422,062,445	976,105	530,076	34,348,797

2.    The Company’s stockholders approved, by nonbinding vote, the compensation of the Company's named executive officers, as disclosed in the Company’s 2017 Proxy Statement, with the following vote:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes
408,116,187	14,201,966	1,250,473	34,348,797

3.    The Company’s stockholders recommended, by nonbinding vote, that a stockholder vote to approve the compensation of the Company's named executive officers should occur every year, with the following vote:

Number of Shares Voted 1 YEAR	Number of Shares Voted 2 YEARS	Number of Shares Voted 3 YEARS	Number of Shares Abstained	Broker Non-Votes
383,816,865	1,567,785	37,285,573	898,403	34,348,797

In accordance with the stockholders' recommendation, the Company has determined that an advisory vote on the compensation of the Company's named executive officers will be conducted every year, until the next advisory vote on the frequency of the advisory vote on the compensation of the Company's named executive officers.

4.    The Company’s stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017, with the following vote:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes
450,378,029	7,166,539	372,855	N/A

5.    The Company’s stockholders did not approve the stockholder proposal regarding the Holy Land Principles, with the following vote:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes
9,766,251	392,525,769	21,276,606	34,348,797

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSH & McLENNAN COMPANIES, INC.

By:	/s/ Carey Roberts
Name:	Carey Roberts
Title:	Deputy General Counsel, Chief Compliance Officer & Corporate Secretary

Date:    May 23, 2017

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